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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to the Blair Corporation Employee Stock Purchase Plan, of our report dated January 31, 1997, with respect to the financial statements and schedule of Blair Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


                                                         /S/ ERNST & YOUNG LLP

Erie, Pennsylvania
July 16, 1997